AMENDMENT TO BUSINESS CREDIT AND SECURITY AGREEMENT
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     THIS  AMENDMENT  TO BUSINESS CREDIT AND SECURITY AGREEMENT ("Amendment") is
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entered  into  as  of  the  ____  day  of  September, 1999 by and among Deutsche
Financial  Services  Corporation  ("DFS"),  Pomeroy  Computer  Resources,  Inc.
                                    ---
("Pomeroy"),  and  Global  Combined  Technologies, Inc. ("Global"); (Pomeroy and
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Global  sometimes hereinafter being referred to individually and collectively as
"Borrower").
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                                    RECITALS
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     DFS  and  Borrower are parties to that certain Business Credit and Security
Agreement  dated  as of July 14, 1998 (as amended from time to time, the "Credit
                                                                          ------
Agreement").  Capitalized  terms  used  but  not  defined  herein shall have the
---------
meanings  given  them  in  the  Credit  Agreement.

     Borrower wishes to increase the amount if its working capital facility to $60,000,000. Borrower and DFS now desire to amend certain provisions of the Credit Agreement on and subject to the terms hereof.

     NOW, THEREFORE, in consideration of the forgoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Section 3.1(a) of the Credit Agreement shall be deleted in its entirety and restated to read as follows:

"3.1(A) In consideration of Borrower's payment and performance of its Obligations and subject to the terms and conditions contained in this Agreement, DFS agrees to provide, and Borrower agrees to accept, an aggregate credit facility (the 'Credit Facility') of up to One Hundred Twenty Million Dollars
                 ---------------
($120,000,000)  (the  'Total Credit Limit'), BUT ONLY TO THE EXTENT that DFS has
                       -------------------
received and continues to have in full force and effect, upon terms acceptable to DFS, in its sole discretion, a Participation Agreement in which the "Participant Commitment" (as defined in the Participation Agreement) is at least Thirty Million Dollars ($30,000,000). The Credit Facility shall be available in the form of Distribution Finance Loans, Working Capital Loans and Acquisition Loans. No Loans need be made by DFS if Borrower is in Default or if there exists any Unmatured Default. This is an agreement regarding the extension of credit, and not the provision of goods or services."

     2. Section 3.3 of the Credit Agreement shall be deleted in its entirety and restated to read as follows:

"3.3 Working Capital Loans.  Subject to the terms of this Agreement, DFS agrees,
     ---------------------
for so long as no Default exists, to provide to Borrower, and Borrower agrees to accept, working capital financing (each advance being a 'Working Capital Loan')
                                                          ---------------------
on Eligible Accounts in the maximum aggregate unpaid principal amount at any time equal to the lesser of (i) the Borrowing Base and (ii) Sixty Million Dollars ($60,000,000) ('Total Working Capital Credit Limit'), subject in all
                          -------------------------------------
events  to  the  terms  of  Section 3.1(b) hereof; provided, however, that in no
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event  shall  the maximum principal amount outstanding under the Working Capital
Loans and the Acquisition Facility exceed in the aggregate, at any time, Sixty Million Dollars ($60,000,000). A request for a Working Capital Loan shall be made,  or  shall  be  deemed  to  be  made,  as provided in Section 5.1 hereof."
                                                            -----------

     3. Section 3.4 of the Credit Agreement shall be deleted in its entirety and restated to read as follows:

"3.4  Acquisition Facility.  Subject to the terms of this Agreement, DFS agrees,
      --------------------
for so long as no Default exists, to provide Borrower with acquisition financing for the purposes described herein (each advance being an 'Acquisition Loan'), up
                                                          -----------------
to an aggregate unpaid principal amount not to exceed at any time Ten Million Dollars ($10,000,000), on and subject to the following terms and conditions (the 'Acquisition Facility'), subject in all events to the terms of Section 3.1(b)
 ----------------------                                           --------------
hereof;  provided,  however, that in no event shall the maximum principal amount
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outstanding  under the Acquisition Facility and the Working Capital Loans exceed in  the  aggregate,  at  any  time,  Sixty  Million  Dollars  ($60,000,000):

          (a) An Acquisition Loan may be made to satisfy Borrower's working capital needs to the extent they exceed the formula-determined Borrowing Base in connection with the acquisition of the stock or assets of another corporation;

          (b)  Each Acquisition Loan shall be due and payable one-hundred eighty
(180) days after the date thereof; provided, DFS shall have the option, exercisable in its sole discretion, to grant Borrower one (1) or more thirty
(30)  day  extensions  of  any  such  Acquisition  Loan;

          (c) no Guaranty shall be in default and each shall be in full force and effect at the time any Acquisition Loan is requested;

          (d) Borrower will pay DFS finance charges on the principal amount of any Acquisition Loan outstanding at the end of each day at a rate that is one-half of one percent (.50%) per annum above the Prime Rate; and

          (e) except as provided to the contrary in clauses (a) through (d) above, each Acquisition Loan pursuant to this Section 3.4 shall be subject to all other terms and conditions of this Agreement.

     As a precondition to any such Acquisition Loan, Borrower shall have signed and sent to DFS, a request, setting forth in writing the amount of the proposed Acquisition Loan along with a copy of the underlying acquisition agreement and all related exhibits, schedules and agreements pursuant to which such acquisition is to be consummated.

     Notwithstanding anything else herein and unless otherwise agreed to in writing by DFS, the total outstanding principal amount of all Loans under this Agreement shall not at any time exceed the Total Credit Limit."


     4. The address for DFS set forth in Section 13.8 shall be hereby amended to read in its entirety as follows:

"Deutsche  Financial  Services  Corporation
3075  Highland  Parkway
Suite  600
Downers  Grove,  IL  60515
Attention:  Vice  President,  Operations
Facsimile  No.:  (630)434-0074"


     5.  Miscellaneous.   Except  to the extent specifically amended herein, all
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terms  and  conditions  of the Credit Agreement and the other Loan Documents are hereby ratified and reaffirmed and shall remain unmodified and in full force and effect. Borrower waives notice of DFS' acceptance of this Amendment. DFS reserves all of its rights and remedies under the Credit Agreement and the other Loan Documents.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

ATTEST:                    POMEROY  COMPUTER  RESOURCES,  INC.


By:                        By:___________________________________
          Secretary        Name:_________________________________
                           Title:________________________________


ATTEST:                    GLOBAL  COMBINED  TECHNOLOGIES,  INC.


By:                        By:_____________________________________
          Secretary        Name:___________________________________
                           Title:__________________________________



                           DEUTSCHE  FINANCIAL  SERVICES  CORPORATION


                           By:______________________________________
                           Name:____________________________________
                           Title:___________________________________

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                      CONSENT, ACKNOWLEDGMENT AND AMENDMENT
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     Each  undersigned  Corporate  Guarantor hereby acknowledges and consents to the terms of the foregoing Amendment, and does hereby ratify and confirm its guaranty in all respects. Each of the undersigned Corporate Guarantors hereby further agrees that its Guaranty shall be amended to provide that each such Corporate Guarantor's maximum aggregate liability under its Guaranty, should DFS enforce it, will not exceed One Hundred Twenty Million Dollars ($120,000,000).


ATTEST:                    POMEROY  COMPUTER  RESOURCES  OF SOUTH CAROLINA, INC.


By:                        By:____________________________________
          Secretary        Name:__________________________________
                           Title:_________________________________



ATTEST:                    TECHNOLOGY  INTEGRATION  FINANCIAL  SERVICES,  INC.


By:                        By:____________________________________
          Secretary        Print  Name:____________________________
                           Title:_________________________________

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